Exhibit 99.2

CAPSTONE HOLDING CORP.

PROFITABILITY INFLECTION.
MARGIN EXPANSION.
ACCELERATED GROWTH.

CAPS | Nasdaq
August 2026

Preamble Disclosure & Disclaimer

The following content is completely qualified by the legal disclosures included in the Appendix.

Our goal is to share with you some of our strategic thinking and financial analysis we are using to guide the growth of our business.

We operate in a hyper dynamic economic environment. That's a fancy way of saying things change quickly. What we are telling you here is based on our estimates and assumptions which are our best guess. We reserve the right to revise our point of view based on new information and changes in the business environment.

Note: Full legal disclosure included in the Appendix

Q2 '26 Highlights: The Profitability Inflection

CAPSTONE

REVENUE

+67%

$12.9M → $21.5M YoY

Revenue growth accelerated as peak season began.

GROSS PROFIT

+92%

$3.1M → $6.0M YoY

Gross profit again outpaced revenue growth; gross margin expands to 27.9%.

ADJ. EBITDA (STONE BUSINESS)

+126%

$0.9M → $2.0M YoY

Capstone achieved positive Stone Business Adjusted EBITDA and delivered strong quarterly growth.

STONE BUSINESS ACHIEVES ADJUSTED EBITDA PROFITABILITY

In Q1, we guided to a positive Stone Business Adjusted EBITDA run-rate in Q2 2026. ***Q2 delivered $2.0 million of Adjusted EBITDA (9.4% margin) on record quarterly revenue, as seasonal demand and the fully integrated platform translated scale into profitability.*** *(Stone Business basis, non-GAAP; see appendix for reconciliation.)*

Q2 Trajectory Supports Full-Year Guidance for Stone Business

CAPSTONE

Metric	Q2 2025	Q2 2026	YoY Growth	FY 2026 Guidance
Revenue	$12.9M	**$21.5M**	+67%	$72.1M
Gross Profit	$3.1M	**$6.0M**	+92%	$18.7M
Gross Margin	24.4%	**27.9%**	+357 bps	26.0%
Adj. EBITDA (Stone Business)	$0.9M	**$2.0M**	+126%	$3.8M
Adj. EBITDA Margin (Stone Business)	*6.9%*	***9.4%***	-	***5.2%***

Q2 STONE BUSINESS DELIVERS ON EXPECTATIONS

Q2 results for Stone Business delivered on the positive Adjusted EBITDA run-rate Management outlined in the first quarter. *The Stone Business reported $2.0 million of Adjusted EBITDA (9.4% margin), 67% revenue growth, and gross margin of 27.9%, and reaffirms FY2026 guidance of $72.1 million in revenue, $18.7 million in gross profit, and $3.8 million in Adjusted EBITDA.*

Quarterly Performance — 2025 vs. 2026

Reported quarters, combined, $ in millions. 2026 includes Carolina Stone and CSI (Canada); prior-year quarters are pre-acquisition (Instone).


Revenue ($M)
7.9
12.6
12.9
21.5
Q1
Q2
2025
2026


Adj. EBITDA ($M)
-0.6
-0.9
0.9
2.0
Q1
Q2
2025
2026

DEMAND STRENGTHENED AS THE BUSINESS ENTERS ITS PEAK SEASON

*Q1 reflected the coldest, wettest winter in more than five years. **Q2 demonstrated the underlying demand profile of the business:** revenue increased 67% to $21.5 million, gross margin expanded to 27.9%, and Adjusted EBITDA improved by $2.9 million sequentially. **The business is now in its peak selling season and expects continued growth in the quarters ahead.***

YoY growth, same-period comparison. Q1 weather data per Q1 2026 presentation (NOAA / Environment Canada).

Structural Drivers of Margin Expansion

GROSS MARGIN TRAJECTORY



27.9%
24.4%
21.0%
28
26
24
22
20
18
16
14
12
10
8
6
4
2
0
Q2 2024
Q2 2025
Q2 2026

GROWTH LEVERS

SCALE

Carolina Stone + CSI expanded our footprint, lifting operating leverage on a largely fixed cost base.

PRODUCT MIX

Higher-margin owned brands, architectural stone, and installation are a growing share of revenue.

SOURCING

Platform scale drives purchasing power and freight efficiency. The Alsip→Navarre consolidation adds ~$240K of savings in H2 (~$480K run-rate).

AI EFFICIENCIES

AI operating system live since April 7: automating forecasting, procurement, routing, and inventory across supply chain and finance.

BEST Q2 MARGIN IN YEARS

Margin expansion continued through the seasonal ramp; Q2 gross margin of 27.9% is the strongest quarterly print in years and reinforces the full-year outlook.

Stone Business Second Quarter:

Overview of Results

Stone Business includes Instone, Carolina Stone as of August 22nd, 2025 and Canadian Stone Industries as of December 1st, 2025

Combined Stone Business Results

(in USD 000) (GAAP)	2025 Q2	2026 Q2
Revenue	12,852	21,480
COGS	9,722	15,481
Gross Profit	3,130	5,999
Gross Profit %	*24.4%*	*27.9%*
SG&A[1]	2,237	3,985
Operating Income (Loss) / Adjusted EBITDA	893	2,014
Adjusted EBITDA %	*6.9%*	*9.4%*
D&A	114	163
Interest expense (income)	417	515
Other expense (income)[2]	54	273
Taxes	-	3
Adjusted Comprehensive Loss	308	1,060
Management Fees	100	-
Instone Board Fees	40	16
Comprehensive Loss (GAAP)	168	1,044

Notes:

(1) Excluded from SG&A in Q2 26 are one-time expenses: Alsip warehouse move ($97K), foreign currency translation adjustment ($66K), change in fair value of contingent consideration ($58K), realized foreign currency loss ($14K), consulting expenses related to acquisition ($7K), and other non-recurring costs ($29K). Excluded from SG&A in Q2 25 are sales consultant costs ($25K) and other non-recurring costs ($29K).

(2) Includes one-time expenses excluded from SG&A.



Stone Business First Half:

Overview of Results

Stone Business includes Instone, Carolina Stone as of August 22nd, 2025 and Canadian Stone Industries as of December 1st, 2025

Combined Stone Business Results

(In USD 000) *(GAAP)*	2025 H1	2026 H1
Revenue	20,751	34,116
COGS	16,296	25,147
Gross Profit	4,455	8,969
Gross Profit %	*21.5%*	*26.3%*
SG&A[1]	4,154	7,885
Operating Income (Loss) / Adjusted EBITDA	301	1,084
Adjusted EBITDA %	*1.5%*	*3.2%*
D&A	230	324
Interest expense (income)	696	991
Other expense (income)[2]	65	320
Taxes	-	5
Adjusted Comprehensive Loss	(690)	(556)
Management Fees	260	-
Instone Board Fees	84	32
Comprehensive Loss (GAAP)	(1,034)	(588)

Notes:

(1) Excluded from SG&A in H1 26 are one-time expenses: Alsip warehouse move ($97K), fair value of contingent consideration ($58K), foreign currency translation adjustment ($53K), consulting expenses related to acquisition ($46K), non-recurring costs ($21K) for inventory appraisal, realized foreign currency loss ($14K), and other non-recurring costs ($30K). Excluded from SG&A in H1 25 are sales consultant costs ($25K), non-recurring costs ($11K) for purchase of printer port injector, and other non-recurring costs ($29K). Included in H1 25 is Instone management revenue ($150K).

(2) Includes one-time expenses excluded from SG&A.


CAPSTONE

Capstone Standalone Second Quarter:
Overview of Results

(in USD 000) (non-GAAP)	2025 Q2	2026 Q2
Revenue	-	-
COGS	-	-
Gross Profit	-	-
Variable:		
Investor Relations	340	57
Investor Relations - Nonrecurring[1]	180	-
Instone Fee - IPO Related Costs	-	-
Relatively Fixed:		
Board Fees	30	30
Compensation	131	63
Financial Services[2]	96	438
Other	67	83
SG&A	**845**	**671**
Operating Income (Loss) / Adjusted EBITDA	**(845)**	**(671)**
Interest expense (income)	23	1,446
Stock Compensation Expense (RSA)	-	399
Other expense (income)[3]	-	140
Capstone Standalone Comprehensive Loss[4]	**(868)**	**(2,656)**

OPERATING EXPENSES DOWN

21%

($845K) → ($671K) YoY — standalone Capstone overhead

Standalone overhead fell to $671K from $845K as non-recurring IR and IPO costs rolled off.
The wider ($2,656K) loss reflects $1,446K interest and $399K stock comp.

Notes:
(1) Investor relations expenses of $180K in Q2 25 were non-recurring.
(2) Includes audit and consulting expenses.
(3) Includes one-time expenses in Q2 26: acquisition expense ($136K), and consulting expense ($5K).
(4) In Q2 26 excludes unrealized gain on derivative $166K.


CAPSTONE

Capstone Standalone First Half:
Overview of Results

(in USD 000) *(non-GAAP)*	2025 H1	2026 H1
Revenue	-	-
COGS	-	-
Gross Profit	-	-
Variable:		
Investor Relations	455	82
Investor Relations - Nonrecurring[1]	245	-
Instone Fee - IPO Related Costs	150	-
Relatively Fixed:		
Board Fees	64	60
Compensation	220	147
Financial Services[2]	181	511
Other	94	129
SG&A	**1,409**	**929**
Operating Income (Loss) / Adjusted EBITDA	**(1,409)**	**(929)**
Interest expense (income)	45	1,862
Stock Compensation Expense (RSA)	-	399
Other expense (income)[3]	(60)	212
Capstone Standalone Comprehensive Loss[4]	**(1,394)**	**(3,402)**

OPERATING EXPENSES DOWN

34%

($1,409K) → ($929K) YoY — standalone Capstone overhead

H1 standalone overhead fell to $929K from $1,409K as non-recurring IR and IPO costs rolled off.
The wider ($3,402K) loss reflects $1,862K interest and $399K stock comp.


CAPSTONE

Notes:
(1) Investor relations expenses of $245K in H1 25 were non-recurring.
(2) Includes audit and consulting expenses.
(3) Includes one-time expenses in H1 26: acquisition expense ($136K), CSI legal reimbursement ($62K), valuation of Fraser Canyon Holdings (10K), and consulting expense ($5K). In H1 25 includes Capstone management fee income ($60K).
(4) In H1 26 excludes unrealized gain on derivative $642K.

Strategy: Two Growth Platforms

CAPSTONE

Drive organic, capital-efficient revenue growth while expanding margins through operating leverage.

GROW DISTRIBUTION

Expand distribution revenue by adding products and brands across existing customers and markets.

Deepen Eldorado in key markets; add wall panels, domestic thin veneer and owned brands for mix; build demand-creation sales into builders, developers and hospitality.

GROW INSTALLATION

Expand installation revenue by leveraging existing crews, infrastructure and operating overhead.

Prove the unit in Wilmington, widen from stone to full-material install, then replicate: Southeast next and the Northeast now (Navarre).

CAPITAL-EFFICIENT ORGANIC GROWTH

Management's objective is to grow annual revenue from approximately $72 million toward $100 million while expanding EBITDA margins from approximately 5% toward 10%, funded primarily through operating cash flow. As the balance sheet continues to strengthen, disciplined M&A is expected to resume in 2027. Distribution and installation are designed to reinforce one another.

Capstone's Strategic Priorities in 2026

NEW PRODUCTS

Eldorado sold in 17 states ten weeks after launch. Willki Stone and Nature's Edge broaden the line. BrikClad up ~5x.

GEOGRAPHIC EXPANSION

Location #9 opens August 17 — distribution and installation together; five customers signed. Mid-Atlantic added; West follows in 2027.

OPERATING EFFICIENCY

Consolidation of Alsip, IL into Navarre, OH - ~$480k run-rate savings. Deeper product breadth absorbs freight.

AI TRANSFORMATION

AI operating system live since April — supply chain, finance, routing, inventory.

New Products — Richer Mix, Richer Margin

CAPSTONE

ELDORADO STONE

81

Dealers across 17 states, ten weeks after launch.

Sold through the network we already run.

Q2 2026 LAUNCH

Nature's Edge

A lower-cost thin veneer, built for the volume end of the market.

WILLKI STONE

May Launch in Canada

Initial two projects delivered strong outcomes and received excellent feedback.

BRIKCLAD — CANADA

Up ~5x YTD

$571K YTD vs $116K last year.

FINANCIAL IMPACT

New product growth and a higher mix of owned brands are key drivers of the **+300bps gross margin expansion embedded in the FY2026 plan (23.0% → 26.0%).**

Geographic Expansion — Southeast Goes Live

CAPSTONE

PLATFORM FOOTPRINT

9

Locations in August — 38 states and Canada.

Wilmington & Myrtle Beach — our first greenfield, opening August 17.

OPENING ON TRACK

Lease signed; doors open August 17.

OPERATIONALLY READY

Inventory, equipment, people, systems — in place.

EARLY DEMAND

Five customers signed before opening.

SCALABLE MODEL

Greenfield on central systems — distribution and installation together.

FINANCIAL IMPACT

More customer density on the same fixed cost base. Wilmington & Myrtle Beach is the template for future expansion.

9 locations at 3/31/26; 8 after the April Alsip→Navarre consolidation; 9 when Wilmington opens August 17.

Capstone FY2026 Guidance Reaffirmed

2026
First full year of all three subsidiaries

- Revenue steps from $46.9M to $72.1M, **up 54%**
- Annual gross profit nearly doubles to $18.7M; margin **expands 300 bps to 26.0%**
- **Adj.EBITDA margin** more than doubles— **from 2.1% to 5.2%** — as integration synergies reach the bottom line

Combined Stone Business	2025	2026
Net Revenue	46,881	72,072
COGS	36,090	53,326
Gross Profit	**10,791**	**18,746**
GP%	*23.0%*	*26.0%*
Operating expenses	9,804	14,989
Adj.EBITDA	**987**	**3,757**
Adj.EBITDA%	*2.1%*	*5.2%*

THE BRIDGE TO $3.8M

H1 generated $1.1 million of Stone Business Adjusted EBITDA, with Q2 contributing $2.0 million. As the business enters its peak selling season, supported by the August opening of the ninth location and approximately $240K of expected H2 cost savings, **Management reaffirms FY2026 guidance.**


CAPSTONE
HOLDING
THE COMPOUNDING
HAS BEGUN.
LEARN MORE AT
www.capstoneholdingcorp.com

Appendix



Reconciliation of Non-GAAP Results

(in USD 000)	2025 Q2	2026 Q2	2025 H1	2026 H1
Capstone Consolidated Comprehensive Income (Loss)[1]	(700)	(1,446)	(2,428)	(3,348)
Reconciliation to Stone Business Comprehensive Loss				
Remove Capstone Expenses				
Interest Expense	23	1,446	45	1,862
Total SG&A Expenses	845	671	1,400	920
Other expense (income)	-	140	(60)	212
Stock Compensation Expense (RSA)	-	399	-	399
Unrealized gain on derivative	-	(166)	-	(642)
Stone Business Comprehensive Loss	**168**	**1,044**	**(1,034)**	**(588)**
Instone Adjustments				
Capstone Management Fees	-	-	60	-
Brookstone Management Fees	100	-	200	-
Instone Board Fees	40	16	84	32
Adjusted Stone Business Comprehensive Loss	**308**	**1,060**	**(690)**	**(556)**
Taxes	-	3	-	5
Interest Expense	417	515	696	991
Other expense (income)	54	273	65	320
Adjusted Stone Busines Operating Income (loss)	**779**	**1,851**	**71**	**760**
Depreciation & Amortization	114	163	230	324
Adjusted Stone Business EBITDA (loss)	**893**	**2,014**	**301**	**1,084**

Notes:
(1) Comprehensive loss excludes ($705K) Class B units preferred return. It includes foreign currency translation adjustment.

In addition to figures prepared in accordance with GAAP, Capstone from time to time presents alternative non-GAAP performance measures, e.g., EBITDA, adjusted EBITDA, adjusted net profit/loss, adjusted earnings per share, free cash flow. These measures should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP. Alternative performance measures are not subject to GAAP or any other generally accepted accounting principle. Other companies may define these terms in different ways.


CAPSTONE

Financial Measures –
Non-GAAP

Capstone uses non-GAAP Adjusted EBITDA as a supplemental measure of our performance that is not required by, or presented in accordance with, accounting principles generally accepted in the United States (GAAP). A non-GAAP financial measure is a numerical measure of a company's financial performance that excludes or includes amounts so as to be different from the most directly comparable measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows of a company.

Adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered as an alternative to net income (loss), operating income (loss), or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities or a measure of our liquidity. Capstone urges investors to review the reconciliation of non-GAAP Adjusted EBITDA to the comparable GAAP Net Income (Loss), which is included in this presentation, and not to rely on any single financial measure to evaluate Capstone's financial performance.

We believe that Adjusted EBITDA is a useful performance measure and is used by us to facilitate a comparison of our operating performance on a consistent basis from period-to-period and to provide for a more complete understanding of factors and trends affecting our business than measures under GAAP can provide alone. We define "Adjusted EBITDA" as earnings (loss) before interest expense, income taxes, depreciation and amortization expense, management fees incurred by Instone payable to Capstone and Brookstone, Instone board fees, share-based compensation, change in fair value of contingent consideration, loss on extinguishment of debt and transaction costs.

Capstone has not provided a quantitative reconciliation of forward-looking Adjusted EBITDA to forward-looking GAAP net income (loss) because the individual reconciling items — including interest expense, income taxes, depreciation and amortization, share-based compensation, change in fair value of contingent consideration, loss on extinguishment of debt, and transaction costs — cannot be predicted with reasonable certainty without unreasonable effort. The unavailable reconciling items could have a significant impact on the Company's GAAP results.


CAPSTONE

Legal Disclosure & Disclaimer

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act that reflect our current views with respect to, among other things, our operations, business strategy, interpretation of prior development activities, plans to develop and commercialize our products and services, potential market opportunity, financial performance and needs for additional financing. We have used words like "anticipate," "believe," "could," "estimate," "expect," "future," "intend," "may," "plan," "potential," "project," "will," and similar terms and phrases to identify forward-looking statements in this presentation.

The forward-looking statements contained in this presentation are based on management's current expectations and are subject to substantial risks, uncertainty and changes in circumstances. Actual results may differ materially from those expressed by these expectations due to risks and uncertainties, including, among others, those related to our ability to obtain additional capital on favorable terms to us, or at all, the success, timing and cost of ongoing or future operations, the lengthy and unpredictable nature of the project development, and technology process and business- es in which we currently engage or may engage. These risks and uncertainties include, but may not be limited to, those described in our filings with the SEC. Forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to review or update any forward-looking statement except as may be required by applicable law.

The material in this presentation has been prepared by Capstone and is general background information about Capstone's activities, current as at the date of this presentation and is provided for information purposes only. It should be read in conjunction with Capstone's periodic and continuous disclosure announcements filed with the Securities and Exchange Commission. This presentation provides information in summary form only and is not intended to be complete. Capstone makes no representation or warranty, express or implied, as to the accuracy, completeness, fairness or reliability of any of the information, illustrations, examples, opinions, forecasts, reports, estimates and conclusions contained in this presentation. It is not intended to be relied upon as advice or a recommendation to investors or potential investors and does not take into account the investment objectives, financial situation, taxation situation or needs of any particular investor. Due care and consideration should be undertaken when consid- ering and analyzing Capstone's future performance and business prospects.

Contd...

THIS PRESENTATION IS NOT INTENDED TO SERVE AS A FORECAST OF ANY SUCH FUTURE PERFORMANCE OR PROSPECTS. An investor must not act on any matter contained in this document but must make its own assessment of Capstone and conduct its own investigations and analysis. Investors should assess their own individual financial circumstances and consider talking to a financial adviser, professional adviser or consultant before making any investment decision. This document does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in Capstone nor does it constitute financial product advice. This document is not a prospectus, product disclosure statement or other offer document under United States federal or state securities law or under any other law. This document has not been filed, registered or approved by regulatory authorities in any jurisdiction. This presentation contains statistical and market data that we obtained from industry publications, reports generated by third parties, and third-party studies. Although we believe that the publications, reports, and studies are reliable as of the date of this presentation, we have not independently verified such statistical or market data.

Any projection, forecast, estimate or other "forward-looking" statement in this presentation only illustrates hypothetical performance under specified assumptions of events or conditions that have been clearly delineated herein. Such projections, forecasts, estimates or other "forward-looking" statements are not reliable indicators of future performance. Hypothetical or illustrative performance information contained in these materials may not be relied upon as a promise, prediction or projection of future performance and are subject to significant assumptions and limitations. In addition, not all relevant events or conditions may have been considered in developing such assumptions.

READERS OF THIS DOCUMENT SHOULD UNDERSTAND THE ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. SOME EVENTS OR CONDITIONS MAY NOT HAVE BEEN CONSIDERED IN SUCH ASSUMPTIONS. ACTUAL EVENTS OR CONDITIONS WILL VARY AND MAY DIFFER MATERIALLY FROM SUCH ASSUMPTIONS. READERS SHOULD UNDERSTAND SUCH ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRI-ATE FOR THEIR PURPOSES.

This presentation may include figures related to past performance or simulated past performance as well as forecasted or simulated future performance. Capstone disclaims any obligation to update their views of such risks and uncertainties or to publicly announce the results of any revision to the forward-looking statements made herein.

Use of Projections and Illustrations - this presentation contains certain financial forecasts and illustrations. Neither Capstone nor Capstone's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation. The material in this presentation is for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.